Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Reserves
Share purchase options	$ 22,106	$ 22,907
Restricted share units	6,874	8,006
Long-term investment revaluation reserve, net of tax	(91,166)	(71,004)
Total reserves	$ (62,186)	$ (40,091)